Security Information

Security Purchased


CUSIP
44927AAA3


Issuer
ICICI BANK


Underwriters
DBSI, Goldman Sachs, Merrill Lynch


Years of continuous operation, including predecessors
> 3 years


Security
ICICI 6.625% 10/3/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
DBSI


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/26/2007


Total amount of offering sold to QIBs
2,000,000,000


Total amount of any concurrent public offering
0


Total
2,000,000,000


Public offering price
99.92


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
Baa2/BBB-


Current yield
6.63%


Benchmark vs Spread (basis points)
238 bp



Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



New York Funds


DWS Lifecycle Long Range Fund
New York
450,000
 $                   449,622
0.02%



Total

450,000
 $                   449,622
0.02%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
302570AY2


Issuer
FPL GROUP CAPITAL INC


Underwriters
Barclays, Greenwich Capital Markets, JP Morgan,
Wachovia, BBVA, Bear Stearns, DBSI, HVB
Capital Markets, Lazard, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FPL FRN 9/10/2067


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Wachovia


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/10/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
99.78


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3//BBB+


Current yield
7.86%


Benchmark vs Spread (basis points)
300 bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds

DWS Core Fixed Income VIP
Chicago
275,000
 $                   274,381
0.11%



New York Funds

DWS Bond VIP
New York
20,000
 $                     19,955
0.01%



DWS Core Fixed Income Fund
New York
1,125,000
 $                 1,122,469
0.45%



DWS Lifecycle Long Range Fund
New York
170,000
 $                   169,618
0.07%



Total

1,590,000
 $                 1,586,423
0.64%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information



Security Purchased


CUSIP
617446V71


Issuer
MORGAN STANLEY


Underwriters
Morgan Stanley, Blaylock & Co, Calyon, DBSI,
Mitsubishi UFJ, Santander Investment Securities,
Scotia Capital, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
MS 6.25% 8/28/2017


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
Morgan Stanley


Firm commitment underwriting?
Yes


Trade date/Date of Offering
8/23/2007


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
99.85


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.45%


Rating
Aa3/AA-


Current yield
6.26%


Benchmark vs Spread (basis points)
75 bp



Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds


DWS Core Fixed Income VIP
Chicago
100,000
 $                     99,853
0.01%



New York Funds


DWS Core Fixed Income Fund
New York
300,000
 $                   299,559
0.02%



DWS Lifecycle Long Range Fund
New York
450,000
 $                   449,339
0.03%



Total

850,000
 $                   848,751
0.06%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased


CUSIP
302570AX4


Issuer
FPL GROUP CAPITAL INC


Underwriters
BoA, JP Morgan, Lehman Brothers, Wachovia,
Bear Stearns, Calyon, DBSI, Fortis Bank, HSBC,
RBS Greenwich Capital, SunTrust Robinson
Humphrey, Williams Capital Group


Years of continuous operation, including predecessors
> 3 years


Security
FPL FRN 6/15/2067


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/6/2007


Total amount of offering sold to QIBs
 $   400,000,000


Total amount of any concurrent public offering
 $    -


Total
 $   400,000,000


Public offering price
99.84


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB+


Current yield
7.11%


Benchmark vs Spread (basis points)
170 bp


Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds

DWS Core Fixed Income VIP
Chicago
1,359,000
 $                 1,356,826
0.34%



New York Funds

DWS Bond VIP
New York
360,000
 $                   359,424
0.09%



DWS Core Fixed Income Fund
New York
5,955,000
 $                 5,945,472
1.49%



DWS Core Plus Income Fund
New York
920,000
 $                   918,528
0.23%



DWS Lifecycle Long Range Fund
New York
1,037,000
 $                 1,035,341
0.26%



Total

9,631,000
 $                 9,615,590
2.41%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information


Security Purchased


CUSIP
89352HAC3


Issuer
TRANS-CANADA PIPELINES


Underwriters
Citigroup, DBSI, JP Morgan, HSBC Securities,
Lazard Capital Markets LLC, Mizuho Securities
USA, SG Americas Securities LLC


Years of continuous operation, including predecessors
> 3 years


Security
TRP 6.350%  5/15/67


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup/JP Morgan


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/30/2007


Total amount of offering sold to QIBs
 $    1,000,000,000


Total amount of any concurrent public offering
 $    -


Total
 $    1,000,000,000


Public offering price
99.82


Price paid if other than public offering price
 N/A


Underwriting spread or commission
1.00%


Rating
A3/BBB


Current yield
7.00%


Benchmark vs Spread (basis points)
175 bp



Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund



Chicago Funds

DWS Balanced Fund
Chicago
4,895,000
 $                 4,886,238
0.49%



DWS Balanced VIP
Chicago
1,635,000
 $                 1,632,073
0.16%



DWS Core Fixed Income VIP
Chicago
615,000
 $                   613,899
0.06%



New York Funds


DWS Bond VIP
New York
370,000
 $                   369,338
0.04%



DWS Core Fixed Income Fund
New York
2,530,000
 $                 2,525,471
0.25%



DWS Core Plus Income Fund
New York
1,150,000
 $                 1,147,942
0.12%



DWS Lifecycle Long Range Fund
New York
445,000
 $                   444,203
0.04%



Total

11,640,000
 $               11,619,164
1.16%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.